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                                 PROTECTION ONE
                    2000 YEAR-END AND 4TH QUARTER FINANCIALS
                             ANALYST CONFERENCE CALL


                                  2 P.M. (CST)
                                  FEB. 13, 2001




                              SUGGESTED REMARKS FOR
                               CRAIG WEINGARTNER,
                                   TONY SOMMA
                                AND ANNETTE BECK

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     CRAIG: GOOD AFTERNOON . . . I'M CRAIG WEINGARTNER, PROTECTION ONE'S VICE
PRESIDENT OF INVESTOR RELATIONS AND FINANCIAL PLANNING.

     THANK YOU FOR JOINING US THIS AFTERNOON. WE APPRECIATE YOUR INTEREST IN DISCUSSING PROTECTION ONE'S FOURTH-QUARTER AND YEAR-END 2000 RESULTS.

     WE RELEASED A SUMMARY OF THESE RESULTS IN A NEWS RELEASE ISSUED THIS
MORNING.

     JOINING US ON THE CALL THIS AFTERNOON FROM PROTECTION ONE ARE:

{ ANNETTE BECK, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER;

{ TONY SOMMA, CHIEF FINANCIAL OFFICER; AND

{ STEVE WILLIAMS, EXECUTIVE VICE PRESIDENT OF PROTECTION ONE AND PRESIDENT OF NETWORK MULTIFAMILY


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     BEFORE WE BEGIN, I'D LIKE TO REMIND YOU THAT CERTAIN MATTERS DISCUSSED IN
OUR REMARKS TODAY ARE "FORWARD-LOOKING STATEMENTS."

     THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 HAS ESTABLISHED THAT THESE STATEMENTS QUALIFY FOR SAFE HARBORS FROM LIABILITY.

     FORWARD-LOOKING STATEMENTS MAY INCLUDE WORDS OR PHRASES, SUCH AS "WE BELIEVE", "WE ANTICAPTE", "WE EXPECT" OR WORDS OF SIMILAR MEANING

     FORWARD-LOOKING STATEMENTS DESCRIBE OUR FUTURE PLANS, OBJECTIVES, EXPECTATIONS, OR GOALS. SUCH STATEMENTS ADDRESS FUTURE EVENTS AND CONDITIONS CONCERNING CAPITAL EXPENDITURES, EARNINGS, LITIGATION, POSSIBLE CORPORATE RESTRUCTURINGS, MERGERS, ACQUISITIONS, DISPOSITIONS, LIQUIDITY AND CAPITAL RESOURCES, INTEREST RATES, AND OUR ABILITY TO ENTER NEW


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MARKETS SUCCESSFULLY. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE
DISCUSSED HERE. SEE THE COMPANY'S AMENDED 1999 ANNUAL REPORT ON FORM 10-K, AMENDED FORMS 10-Q FOR THE QUARTERLY PERIODS IN 2000, AND CURRENT REPORTS ON FORM 8-K FOR FURTHER DISCUSSION OF FACTORS AFFECTING THE COMPANY'S PERFORMANCE.

     PROTECTION ONE DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS TELECONFERENCE.

                                     [PAUSE]

     AS ALWAYS, WE WELCOME YOUR QUESTIONS AT THE CONCLUSION OF OUR REMARKS THIS AFTERNOON. DURING THE QUESTION AND ANSWER SESSION, WE ASK THAT YOU PLEASE LIMIT YOURSELF TO ONE QUESTION AND A FOLLOW-UP QUESTION.


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     NOW . . . I'D LIKE TO TURN THE CALL OVER TO ANNETTE BECK, PROTECTION ONE'S
CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER.


     ANNETTE: THANK YOU, CRAIG. GOOD AFTERNOON, EVERYONE.

     WHILE WE ARE DISAPPOINTED WITH THE PERFORMANCE, OUR RESULTS FOR 2000 ARE REFLECTIVE OF THE TIME WE TOOK TO REFOCUS AND REBUILD OUR OPERATIONS LAST YEAR, WITH A SPECIAL FOCUS ON STRENGTHENING AND INVESTING IN OUR INFRASTRUCTURE, CUSTOMER SERVICE AND BACK-OFFICE FUNCTIONS.

     BECAUSE OF THE WORK WE COMPLETED LAST YEAR INTERNALLY AND THE NEW PROCESSES BEING PUT IN PLACE, SUCH AS A NEW CUSTOMER SERVICE AND MONITORING


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SYSTEM, MAS-TM-, AND A NEW FINANCIAL SYSTEM, THE COMPANY NOW IS ABLE TO TAKE THE
NEXT STEP OF REDUCING COSTLY REDUNDANCIES, CREATING STRONGER, CONSOLIDATED OPERATIONS AND FOCUSING ON PROFITABLE CUSTOMER ACQUISITION CHANNELS.

     IN 2001, WE WILL CONTINUE TO EXAMINE ADDITIONAL INITIATIVES THAT HELP MAKE US MORE COMPETITIVE AND TO CREATE POSITIVE FINANCIAL RESULTS.

     FACTORS CONTRIBUTING TO LOWER REVENUES IN 2000 INCLUDE THE CONTINUED REVAMPING OF OUR CUSTOMER ACQUISITION CHANNELS, A DECLINING CUSTOMER BASE AND THE FOCUS SPENT ON PREPARING TO CONVERT TO A COMMON CUSTOMER SERVICE AND MONITORING TECHNOLOGY PLATFORM.


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     TONY SOMMA, OUR CHIEF FINANCIAL OFFICER, NOW WILL SHED SOME LIGHT ON THE
DETAILS OF OUR FOURTH QUARTER AND ANNUAL RESULTS.

     TONY: THANKS, ANNETTE.

     GOOD AFTERNOON, EVERYONE.

     AS CRAIG SHARED, A SUMMARY OF OUR FOURTH QUARTER AND YEAR-END RESULTS WERE RELEASED TODAY IN A NEWS RELEASE. WE ALSO WILL BE ISSUING A 10K BY THE END OF MARCH 2001 FOR THE YEAR ENDING DECEMBER 31, 2000.

                                     [PAUSE]


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     DURING THE FOURTH QUARTER OF 2000, OUR NORTH AMERICAN BUSINESS ADDED 29,598
CUSTOMERS AT A MULTIPLE OF APPROXIMATELY 27 TIMES RMR. THE NORTH AMERICAN BUSINESS ADDED 3,435 ACCOUNTS THROUGH OUR DEALER PROGRAM AT APPROXIMATELY 27 TIMES RMR. APPROXIMATELY 8,803 ACCOUNTS WERE GENERATED FROM OUR INTERNAL SALES PROGRAM AT A MULTIPLE BELOW 20 TIMES RMR. AND WE ACQUIRED 17,400 ACCOUNTS FROM THE POWERCALL TRANSACTION.

     IN 2000, WE ADDED 67,160 CUSTOMERS AT AN APPROXIMATE MULTIPLE OF 26 TIMES. WE ACQUIRED 21,817 ACCOUNTS THROUGH OUR DEALER PROGRAM AT 30 TIMES RMR.

     27,259 ACCOUNTS WERE GENERATED FROM OUR INTERNAL SALES PROGRAM AT A MULTIPLE BELOW 20 TIMES RMR AND 18,084 ACCOUNTS THROUGH "TUCK-IN" ACQUISITIONS IN 2000.


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     AS STATED IN THIS MORNING'S NEWS RELEASE, WE REPORTED REVENUES OF $432
MILLION, EBITDA OF $145.1 MILLION AND A NET LOSS FOR 2000 OF ($57.2) MILLION.

     WE ALSO HAVE ADOPTED SAB 101, AND IT WAS NOT MATERIAL FOR 2000.

                                     [PAUSE]

     OUR SUBSIDIARY, NETWORK MULTIFAMILY, CONTINUES TO LEAD THE MULTIFAMILY HOUSING SECURITY MARKET WITH MORE THAN 300,000 MONITORED UNITS IN 43 STATES.

     NETWORK MULTIFAMILY REPORTED A RECORD YEAR FOR SALES IN 2000, WITH SALES IN EXCESS OF 60,000 NEW UNITS.

     DURING THE FOURTH QUARTER 2000, NETWORK MULTIFAMILY'S EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) WERE $4.5 MILLION, WHICH COMPARES TO FOURTH QUARTER 1999 EBITDA


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OF $4.1 MILLION. YEAR 2000 EBITDA OF $17.6 MILLION COMPARES TO $16.2 MILLION IN
1999.

                                     [PAUSE]

     IN 2000, WE RETIRED APPROXIMATELY $460 MILLION IN DEBT. THIS TRANSLATES TO APPROXIMATELY $30 MILLION IN INTEREST EXPENSE SAVINGS ON AN ANNUAL BASIS.

     PROTECTION ONE'S CREDIT RATIOS AS OF DECEMBER 31, 2000, UNDER THE REVOLVING CREDIT FACILITY WERE APPROXIMATELY 4.9 TIMES (DEBT/EBITDA) AND 2.3 TIMES (INTEREST COVERAGE TEST). AT YEAR-END, THE REVOLVER BALANCE WAS $44 MILLION.

     WE MAY, FROM TIME-TO-TIME, REPURCHASE OUR PUBLICLY TRADED DEBT, WHICH IS TRADING AT A DISCOUNT, DEPENDING


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ON MARKET CONDITIONS, AS WELL AS PURCHASE SHARES OF OUR COMMON STOCK.

     THROUGH YEAR-END 2000, WE HAVE REPURCHASED APPROXIMATELY 6.8 MILLION SHARES OF OUR COMMON STOCK AT MARKET PRICES.


     I'LL NOW TURN THE CALL BACK OVER TO ANNETTE WHO WILL MAKE A FEW CLOSING COMMENTS.

     ANNETTE . . .

     THANK YOU, TONY.

     BEFORE WE TAKE YOUR QUESTIONS, I WANTED TO PROVIDE YOU A BRIEF UPDATE ON SOME OF THE SHORT TERM GOALS THAT I OUTLINED ON OUR 3RD QUARTER TELECONFERENCE, AS WELL AS RELATED NEWS AT PROTECTION ONE SINCE WE LAST HELD A CALL.


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     THE FIRST GOAL WAS RESOLUTION WITH THE SEC:

     ON FEBRUARY 2, WE ISSUED A NEWS RELEASE DISCLOSING THAT FOLLOWING EXTENSIVE CONVERSATIONS WITH THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION (SEC) CONCERNING PREVIOUSLY DISCLOSED ACCOUNTING MATTERS, THE COMPANY HAS RESTATED ITS CONSOLIDATED FINANCIAL STATEMENTS AS OF DEC. 31, 1999, 1998 AND 1997 AND FOR THE YEARS THEN ENDED AND FOR EACH OF THE FISCAL QUARTERS ENDED MARCH 31, JUNE 30 AND SEPTEMBER 30, 2000.

     WE BELIEVE THIS RESTATEMENT RESOLVES THE ISSUES RAISED BY THE STAFF OF THE SEC AND PUTS THIS ISSUE BEHIND US.

     THE SECOND GOAL WAS TO COMPLETE OUR COMMON TECHNOLOGY INFRASTRUCTURE:


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     WE ARE NOW OPERATING ON A NEW FINANCIAL SYSTEM - WALKER - WHICH INTERFACES
WITH THE UPGRADED VERSION OF THE MAS-TM- MONITORING APPLICATION AND THE NEW CUSTOMER SERVICE APPLICATION.

     ON JANUARY 1ST OF THIS YEAR, OUR WICHITA, KANSAS, CENTER WENT LIVE WITH THE NEW MAS-TM- SYSTEM. OUR HAGERSTOWN, MARYLAND, CENTER ACCOUNTS WILL BE CONVERTED BY MID-MARCH. THE CONVERSION OF OUR BEAVERTON, OREGON, AND IRVING, TEXAS, CENTERS WILL BE COMPLETED LATER THIS YEAR.

     WE BELIEVE MAS WILL PROVIDE US THE ABILITY TO FIND REDUCTIONS IN LABOR RESOURCES, REDUCE GOODWILL CREDITS, REDUCE SECONDS PER CALL AND ELIMINATE CALL TRANSFERS.


     ANOTHER GOAL WAS TO INCREASE OPERATING MARGINS:


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     AT THE CLOSE OF 2000, WE HAD COMPLETED THE CONSOLIDATION OF FUNCTIONS
PERFORMED OUT OF OUR CHATSWORTH AND CULVER CITY, CALIFORNIA, OFFICES INTO OUR EXISTING FACILITIES IN OTHER AREAS OF THE COUNTRY WHERE SIMILAR FUNCTIONS ALREADY WERE PERFORMED.

     ON JANUARY 15TH OF THIS YEAR, WE ANNOUNCED THE PROCESS OF MOVING CUSTOMER-RELATED FUNCTIONS BASED OUT OF THE HAGERSTOWN CENTER TO OUR WICHITA CENTER BY MID-MARCH.

     SAVINGS RELATED TO HAGERSTOWN ARE ESTIMATED AT APPROXIMATELY $1.5 MILLION ANNUALLY.


     THE CONSOLIDATION OF THESE FUNCTIONS CONTINUES OUR EFFORTS TO INTEGRATE OUR BUSINESS, TO REDUCE COSTLY REDUNDANCIES AND TO CREATE FEWER, STRONGER OFFICES WHERE IT MAKES SENSE.


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     WE WILL CONTINUE TO EXAMINE ADDITIONAL INITIATIVES THAT HELP MAKE US MORE
COMPETITIVE AND TO CREATE POSITIVE FINANCIAL RESULTS.


     AND, FINALLY, AN ADDITIONAL GOAL WAS TO INCREASE RESIDENTIAL GROWTH AT OUR LOWER COST MODEL:

     AS TONY OUTLINED PREVIOUSLY, WE CONTINUE TO INCREASE THE NUMBER OF SUBSCRIBERS BEING ADDED AT THE LOWER CREATION COSTS. WE WILL CONTINUE TO DEVELOP NEW WAYS TO INCREASE THIS LEVEL OF SUCCESS AND TO INCREASE SHAREHOLDER VALUE INTO THE FUTURE.


     TO SUMMARIZE THIS PAST YEAR AT PROTECTION ONE:


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     WE ARE REBUILDING PROTECTION ONE UNDER THE LEADERSHIP OF A SENIOR
MANAGEMENT TEAM WITH MORE THAN 100 YEARS COMBINED INDUSTRY EXPERIENCE.

     OUR EMPLOYEES NOW HAVE NEW SYSTEMS, TRAINING AND PROCEDURES TO HELP ACHIEVE BETTER PERFORMANCE AND JOB SATISFACTION, RESULTING IN IMPROVED CUSTOMER SERVICE. OUR VISION REMAINS TO BE THE MOST TRUSTED PROVIDER OF PEACE OF MIND THROUGH EXTRAORDINARY MONITORED SECURITY SYSTEMS AND SERVICES.

                                     [PAUSE]

     ON A FINAL NOTE BEFORE OPENING TO YOUR QUESTIONS -- ALTHOUGH WE HAVE DISCUSSED MANY INITIATIVES THAT STRENGTHEN PROTECTION ONE, WE WILL NOT BE PROVIDING ANY SPECIFIC PROJECTIONS FOR 2001 TODAY.

     WITH THAT . . . WE'RE OPEN TO YOUR QUESTIONS.


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     [QUESTION-AND-ANSWER SESSION]


     CRAIG: THIS CONCLUDES OUR CALL.

     IF WE CAN OFFER ANY FOLLOW-UP ON OUR PHONE CALL THIS AFTERNOON, PLEASE CONTACT ME, CRAIG WEINGARTNER, AT (785) 575-8168.

     REPLAYS OF THIS CALL CAN BE ACCESSED BY CALLING 1-633-8284 IN THE UNITED STATES AND 1-858-812-6440 OUTSIDE OF THE UNITED STATES. ENTER PASSCODE 17953334.

     REPLAYS WILL BE AVAILABLE THROUGH FEBRUARY 20, 2001 AT 5 P.M EASTERN STANDARD TIME.

     THANK YOU.


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